UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2025

_____________________

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices, and Zip Code)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
_____________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

KLX Energy Services Holdings, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 7, 2025. There were 17,400,155 shares issued and outstanding and entitled to vote as of March 19, 2025, the record date for the Annual Meeting.

The following are final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2025:

Item No. 1 – Declassification of the Board. The declassification of the Board of Directors of the Company (the “Board”) was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,669,963	1,184,671	25,830	5,388,574

Item No. 2 – Election of Class I Directors. The three nominees were elected to serve as Class I Directors until the 2028 Annual Meeting of Stockholders and until their successors are duly elected or qualified. Votes were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Christopher J. Baker	6,474,786	1,405,674	5,388,574
Gunnar Eliassen	5,911,105	1,969,359	5,388,574
John T. Whates	6,670,759	1,209,705	5,388,574

Item No. 3 – Compensation of Named Executive Officers. The resolution to approve the compensation of Named Executive Officers on a non-binding, advisory basis was not approved. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,334,428	4,090,189	455,847	5,388,574

Item No. 4 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Bylaws. The elimination of the supermajority voting requirement to amend the Company’s bylaws was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,481,468	1,373,891	25,105	5,388,574

Item No. 5 – Elimination of the Supermajority Voting Requirement to Amend the Company’s Certificate of Incorporation. The elimination of the supermajority voting requirement to amend the Company’s certificate of incorporation was not approved, as the affirmative vote of 66 2/3% in voting power of the outstanding voting stock of the Company was required for approval. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,483,137	1,372,236	25,091	5,388,574

Item No. 6 – Selection of Independent Registered Public Accounting Firm. The selection of Deloitte & Touche LLP was ratified. Votes were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,922,657	315,198	31,183	0

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	May 9, 2025